SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1933

                        Date of Report: September 3, 1997

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                           Telco Communications, Inc.

                        formerly Cody Capital Corporation

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    Colorado                     33-1933 3-D                      84-1073083
(Incorporation)              (Commission Number)                 (IRS Number)


4 Normandy Drive, Kenner LA                                        70065
(Address of principal executive offices)                         (Zip Code)


           Telephone number:    (504) 466-7004
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                     Item 1. Change of Control of Registrant

     General reference is made to the Current Report on Form 8-K dated March 11, 1994. That report documents the emergence of this Issuer from Bankruptcy proceedings and other matters.

     While control of the Registrant has not changed, an understanding has been reached between Mr. Miller L. Mays III (Mays) and Intrepid International, S.A. (Intrepid), whereby Intrepid has agreed in principle and secured an option to acquire 90% of the 47,000,000 shares owned by Mays, or 42,300,000 shares of the common stock of the Registrant. If and when consummated, this transaction would result in a change of control of the Issuer.


                  Item 2. Acquisition or Disposition of Assets

     None. General reference is made to the Current Report on Form 8-K dated March 11, 1994. That report documents the emergence of this Issuer from Bankruptcy proceedings and other matters. This issuer presently enjoys no assets or liabilities and is subject to no litigation, claims, enforcements or proceedings.


                       Item 3. Bankruptcy or Receivership

     General reference is made to the Current Report on Form 8-K dated March 11, 1994. That report documents the emergence of this Issuer from Bankruptcy proceedings and other matters. This issuer having emerged from Bankruptcy with no assets or liabilities and subject to no litigation, claims, enforcements or proceedings, and no business or operations, the Issuer is presently seeking some

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profitable business combination or association, merger, acquisition or joint-venture to produce corporate profitability and value for current shareholders.


              Item 4. Changes in Registrant's Certifying Accountant

     TODD CHISHOLM of Crouch, Beirwolf & Chisholm, 50 West Broadway Suite 1130, Salt Lake City UT 84101, was reported erroneously as the new independent auditor of the Issuer. In fact Mr. Chisholm was not consulted and not retained. The new independent auditor of the Issuer is FRANK CHOVANETZ and Green & McElreath, Certified Public Accounts, 700 Louisiana, Suite 5200, Houston TX 77002-2733. There has been no disagreement of any kind or sort regarding any issue arising from any item of any audit or with respect to any auditor or auditor candidate. This issuer presently enjoys no assets or liabilities and is subject to no litigation, claims, enforcements or proceedings.


                              Item 5. Other Events

     On January 15, 1997, a Majority of Shareholders met and resolved to re-elect existing directors and to elect James G. Mitchell additional Director, and to authorize a change of the name of the Corporation to Innovest Capital Sources, Corporation. On the advice of Special Counsel, these actions are deemed to be informal and advisory only, and not the official acts of the Issuer, pending approval by Shareholders at a Meeting of Shareholders duly called upon notice, and further pending appropriate compliance with Section 14 of the Securities Exchange Act of 1934. Counsel advised that the Board could appoint a third Director, to serve until the next shareholders meeting.

     A Special Meeting of shareholders is now in the process of being noticed and called, for general reorganizational purposes, to be held as soon as practicable.


                    Item 6. Changes of Registrant's Directors

     The Current Directors of the Issuer are Miller L. Mays, III; James G. Mitchell; and Karl E. Rodriguez.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

July 23, 1997

                           Telco Communications, Inc.

                        formerly Cody Capital Corporation

                                       by



_______________________________                   ______________________________
Miller L. Mays, III                                           Karl E. Rodriguez
PRESIDENT, DIRECTOR                               SECRETARY/TREASURER, DIRECTOR


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